UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  February 10, 2004



                              The Medicines Company
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               (Exact Name of Registrant as Specified in Charter)


               Delaware                    000-31191                04-3324394
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     (State or Other Jurisdiction         (Commission              (IRS Employer
          of Incorporation)               File Number)       Identification No.)


                       8 Campus Drive
                   Parsippany, New Jersey                            07054
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          (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code: (973) 656-1616



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          (Former Name or Former Address, if Changed Since Last Report)



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Item 12.  Disclosure of Results of Operations and Financial Condition.

         On February 10, 2004, The Medicines Company (the "Company") announced its financial results for the quarter and full year ended December 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE MEDICINES COMPANY


Date:  February 10, 2004      By:   /s/ Steven H. Koehler
                                    ---------------------
                                    Steven H. Koehler
                                    Vice President and Chief Financial Officer


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                                  Exhibit Index


         Exhibit No.      Description
         -----------      -----------

         99.1 Press release dated February 10, 2004 entitled "The Medicines Company Reports Fourth Quarter and Full Year 2003 Financial Results."